John Hancock Funds II

Supplement dated September 30, 2013 to the current Prospectus and Statement of Additional Information

Core Global Diversification Portfolio

Core Diversified Growth & Income Portfolio

Core Fundamental Holdings Portfolio

(collectively, the “Funds”)

The following information supplements the portfolio manager information in the Fund Summary section of the prospectus under the heading “Portfolio management” and the portfolio manager information in the “Subadvisory Arrangements and Management Biographies” section of the Prospectus under the heading John Hancock Asset Management a division of Manulife Asset Management (North America) Limited.

Effectively immediately, Scott McIntosh no longer serves as a portfolio manager of the Funds. Accordingly, all references to Scott McIntosh as a portfolio manager on the investment management team of the Funds are removed from the Prospectuses and Statement of Additional Information for all share classes of the Funds. Bob Boyda, Steve Medina, CFA, Marcelle Daher, CFA, and Nathan Thooft, CFA, will continue as portfolio managers of the Funds.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.